GSALT 2004-1: C CLASS

BASECASE
Speed            1.5ABS
Default          1.25CDR, 100SEV
To Maturity

-----------------------------------------------------------------------------------------------------
    SCENARIO              I                    II                   III                   IV
-----------------------------------------------------------------------------------------------------
Speed                            0.5X                  0.5X                 0.5X                 0.5X
Default                            1X                    2X                   3X                   4X
Yield at Par                     2.70                  2.70                 2.07               -83.78
WAL                              1.94                  4.40                 4.98                 5.48
Window                  Mar05 - Aug07         May08 - Oct08        Oct08 - Aug09              NA - NA
Cum Loss                        2.40%                 4.75%                7.05%                9.30%

-----------------------------------------------------------------------------------------------------
    SCENARIO              I                    II                   III                   IV
-----------------------------------------------------------------------------------------------------
Speed                              1X                    1X                   1X                   1X
Default                            1X                    2X                   3X                   4X
Yield at Par                     2.70                  2.70                 2.53               -27.45
WAL                              1.58                  3.78                 4.30                 5.21
Window                  Jan05 - Dec06         Oct07 - Feb08        Jan08 - Apr09        Sep08 - Apr09
Cum Loss                        1.92%                 3.80%                5.66%                7.48%


-----------------------------------------------------------------------------------------------------
    SCENARIO              I                    II                   III                   IV
-----------------------------------------------------------------------------------------------------
Speed                            1.5X                  1.5X                 1.5X                 1.5X
Default                            1X                    2X                   3X                   4X
Yield at Par                     2.70                  2.70                 2.70               -16.30
WAL                              1.20                  2.76                 2.96                 4.25
Window                  Nov04 - Mar06         Oct06 - Jan07        Dec06 - May07        Feb07 - Jul07
Cum Loss                        1.40%                 2.80%                4.18%                5.54%


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.